Boston Trust Walden Funds

One Beacon Street

Boston, MA 02108

Boston Trust Small Cap Fund (BOSOX)

Walden Small Cap Fund (WASOX)

Supplement dated December 23, 2019 to the Prospectus and Summary Prospectus

dated May 1, 2019, as supplemented September 4, 2019

Boston Trust Small Cap Fund – Addition of ESG Screening Criteria and name change to Boston Trust Walden Small Cap Fund

On December 6, 2019, the Board of Trustees of Boston Trust Walden Funds (the “Trust”), upon the recommendation of Boston Trust Walden Inc. (the “Adviser”), the Trust’s investment adviser, determined that it was in the best interests of the Boston Trust Small Cap Fund (the “Fund”) and its shareholders to subject the Fund’s portfolio holdings to environmental, social and governance (“ESG”) screening criteria.  Currently, the Adviser evaluates financially material ESG factors as part of the investment decision-making process for all the Boston Trust Walden Funds.  The Adviser’s ESG analysis considers the range of impacts ESG factors may have on future revenues, expenses, assets, liabilities and overall risk.

Effective February 3, 2020, the Fund will be subject to screening criteria in which the Adviser excludes companies with significant exposure in specific products or services, considering their revenue dependence, market share, and severity. These restrictions will preclude the Fund from investing in companies with significant involvement in:

• Alcohol production	• Nuclear power fuel cycle
• Coal mining	• Prison operations
• Factory farming	• Tobacco manufacturing
• Gaming	• Weapons systems
• Handguns

The Adviser also will evaluate the overall performance of each company, relative to ESG guidelines, assessing its impact on stakeholders, performance over time (relative to peers and established goals), and transparency. Five broad areas encompass the Adviser’s ESG analysis: products and services; environmental impact; workplace conditions; community impact; and corporate governance. The Fund may avoid companies the Adviser judges to have substandard performance in one or more of these areas.

Effective on or about February 3, 2020, the Fund’s name will change to Boston Trust Walden Small Cap Fund.  The change reflects change in the name of the Trust in September 2019.

Walden Small Cap Fund – Reorganization of the Walden Small Cap Fund

At the December 6, 2019 meeting, the Board of Trustees of Boston Trust Walden Funds also approved, subject to shareholder approval, an Agreement and Plan of Reorganization (the “Plan”) under which the Walden Small Cap Fund would be reorganized into the Boston Trust Small Cap Fund.1  The Plan provides for the transfer of all of the Walden Small Cap Fund’s assets and stated liabilities to the Boston Trust Small Cap Fund in exchange solely for shares of the Boston Trust Small Cap Fund.  Each shareholder of the Walden Small Cap Fund will receive shares of the Boston Trust Small Cap Fund equal in value to the shares of the Walden Small Cap Fund held by that shareholder prior to the Reorganization.  The Walden Small Cap Fund will be liquidated following the Reorganization.  The reorganization is expected to qualify as a tax-free transaction for federal income tax purposes.

Shareholders will consider and vote on the Plan at a meeting to be held at the offices of the Adviser at One Beacon Street, Boston, MA 02108, on or about March 26, 2020. If approved, the Reorganization is scheduled to occur on or about April 3, 2020.

The Board has set February 10, 2020 as the record date. Only shareholders of record can vote in person or by proxy at the shareholder meeting.

Please retain this supplement with your Prospectus and Summary Prospectus for future reference.

This Supplement, the Prospectus and Summary Prospectus, each dated May 1, 2019 as supplemented September 4, 2019, and the SAI, dated May 1, 2019, provide relevant information for all shareholders and should be retained for future reference.  The Prospectuses and SAI have been filed with the Securities and Exchange Commission, are incorporated by reference, and can be obtained without charge by calling 1-800-282-8782, extension 7050.

1  Boston Trust Small Cap Fund will change its name to Boston Trust Walden Small Cap Fund effective on or about February 3, 2020.